EMERGING MARKETS GROWTH FUND(SM)

Seeks long-term growth of capital by investing in companies operating in developing countries around the world


Annual Report for the year ended June 30, 2002



DEAR SHAREHOLDERS:

The past year was an eventful period, though emerging markets investors have come to expect nothing less. The difference between this and previous years was that market volatility was not caused by new financial crises within the emerging market universe. Instead, developed markets, primarily the U.S., were the source of negative events that bore down on capital markets.

During the 12 months covered by this report, the consensus view on global economic growth swung from disappointment to optimism and back again. This had a large and lasting influence on some countries and industries, while others managed to find their own economic rhythm. Among emerging markets, some had spectacular gains while others had devastating losses.

Returns for emerging markets in aggregate fell, then rose, then fell again, ending the period only slightly ahead, with the MSCI Emerging Markets Free Index increasing 1.1% over the 12-month period. For the same period, your fund experienced a decline of 5.6%, well behind its benchmark, but ahead of developed markets, with the MSCI World Index registering a loss of almost 15%. Taking a longer view, your fund has exceeded its benchmark for the past three-, five- and ten-year periods.

EVENTS IN THE U.S. CAST A LONG SHADOW

The United States struggled with a weak economy, significant geopolitical challenges, and a loss of confidence in corporate leadership and in the veracity of reported earnings. The U.S. economy had already begun to unravel when the September 11 attacks in New York and Washington sent equity markets everywhere into a nosedive.

[Begin Sidebar]
EMGF TOTAL RETURNS VS. MSCI
EMERGING MARKETS FREE INDEX
for periods ended 6/30/02 (with distributions reinvested)

                                        Emerging            Annualized          MSCI                 Annualized
                                        Markets                                 Emerging
                                        Growth                                  Markets
                                        Fund                                    Free
                                        (EMGF)                                  Index*

12 months                               <UNDEF>5.6%         -                   +1.1%                -

3 years                                 <UNDEF>16.2          <UNDEF>5.7%        <UNDEF>18.0           <UNDEF>6.4%

5 years                                 <UNDEF>26.8          <UNDEF>6.1         <UNDEF>35.7          <UNDEF>8.5

10 years                                +76.1               +5.8                +27.9                +2.5

Lifetime                                +1,009.3            +16.1               -/+/                  -/+/

(since 5/30/86)


*Returns shown for the MSCI Emerging Markets Free Index reflect gross dividends through December 31, 2000, and net dividends thereafter.
/+/The MSCI Emerging Markets Free Index did not start until 12/31/87.
[End Sidebar]

The panic was short-lived, and after a swift decline, stocks in developed and emerging markets staged a powerful rally. From September 21 through April 18, the Emerging Markets Free Index surged 50%. The rebound was based on early evidence of a cyclical economic recovery led by the U.S., and aided by generous liquidity from central banks and by the view that markets may have overreacted to the possibility of further terrorist threats and their economic impact.

After peaking in April, stock markets weakened for the remainder of the period as the U.S. economic recovery appeared to falter and revelations of accounting and ethics problems at U.S. and European companies, beginning with Enron's sensational demise, eroded investor confidence. While emerging markets were spared the worst of this second downturn, they could not completely resist the gravitational pull of the falling U.S. market.

DIVERSE MARKETS AND RETURNS

While the emerging markets composite roughly mirrored the direction of the North American and European indices, returns for individual countries and industry sectors were exceptionally diverse. The MSCI South Africa Index, for example, fell in 2001 while most other markets were rising, and rose in the first half of 2002 as most markets were falling. Your fund has a much smaller weighting than the MSCI EMF Index in South African securities because of relatively few compelling investment opportunities and a list of troubling macroeconomic, social, and political issues. While South Africa's stock market and currency have been strong in recent months, helped by a sharp rise in the price of gold, the fund's relatively small exposure was beneficial over the full-year period.

South Korea had the second-best results during the 12-month period (behind Sri Lanka) and the best by far among the large emerging markets, up 57% in U.S. dollars thanks to its strong domestic economy and therefore less reliance on exports. Similarly, the Southeast Asian markets of Thailand (where the Asian currency crisis began in 1997), Malaysia, and Indonesia all recorded strong gains, based largely on improving domestic demand. In Eastern Europe, the Czech Republic, Russia, and Hungary also rose sharply on the strength of their improving economies and expectations for recovery in Western Europe.

[Begin Sidebar]
TEN LARGEST EQUITY HOLDINGS

                                                     Percent of                     Percent of
                                                     net assets                     gain/loss
                                                                                    for the
                                                                                    year ended
                                                                                    6/30/02*
                                                                                    (in U.S.
                                                                                    Dollars)

Samsung Electronics                                  7.3%                           80.1%

Taiwan Semiconductor                                 5.7                            16.3
 Manufacturing

Telefonos de Mexico                                  4.2                            -8.6

LUKoil Holding                                       3.6                            36.3

America Movil                                        2.4                            -35.7

Wal-Mart de Mexico                                   2.2                            -2.2

KT Corp.                                             2.0                            -1.5

Caa. Vale do Rio Doce                                2.0                            13.8

Petroleo Brasileiro - Petrobras                      1.9                            -26.4

Hindustan Lever                                      1.8                            -9.5

Total                                                33.1%


*The percent change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.
[End Sidebar]

At the other end of the spectrum, Argentina teetered on the brink of total collapse, with an economy in ruins, a political leadership in disarray and a fraying social fabric. Argentina's stock market lost 71% in dollar terms, with the bulk of the decline attributable to the abandonment of the currency peg and the subsequent devaluation of the peso. Your fund's exposure to Argentina was negligible.

[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED

                            Percent of net assets


                            6/30/00          6/30/01       12/31/01         6/30/02       MSCI             Market
                                                                                          EMF              value of
                                                                                          Index            holdings
                                                                                          6/30/02/1/       6/30/02
                                                                                                           (in
                                                                                                           thousands)

ASIA-PACIFIC

China                       1.2%             5.2%          3.6%             2.5%          6.6%             $402,814

Hong Kong                   1.5              .8            .7               .8            -                122,385

India                       8.1              8.6           9.5              9.6           4.1              1,566,614

Indonesia                   1.9              1.6           2.0              2.7           1.2              444,420

Malaysia                    2.2              1.4           1.9              3.0           5.4              477,396

Pakistan                    -                .1            -                -             .2               -

Philippines                 1.0              1.7           1.5              1.4           .6               221,266

South Korea                 15.2             13.1          15.9             16.8          22.6             2,736,441

Taiwan                      10.0             8.9           11.3             11.3          14.4             1,835,248

Thailand                    .2               .1            .4               1.8           1.7              296,619

Vietnam                     -                -             -                -             -                4,832

                            41.3             41.5          46.8             49.9          56.8             8,108,035

LATIN AMERICA

Argentina                   1.1              1.7           .2               .2            .3               27,624

Brazil                      10.7             12.0          10.9             9.6           7.2              1,567,490

Chile                       1.0              1.1           1.0              1.7           1.6              267,756

Colombia                    .1               .1            .1               .1            .1               16,253

Ecuador                     -                -             -                -             -                281

Mexico                      13.7             16.8          16.7             15.3          7.8              2,494,861

Panama                      -                .1            .1               .1            -                10,779

Peru                        .5                .6           .6               .6            .4               99,566

Venezuela                   .4               .2            .1               .1            .1               20,123

                            27.5             32.6          29.7             27.7          17.5             4,504,733

EASTERN EUROPE

Bulgaria                    -                .1            .1               .1            -                10,291

Czech Republic              .5               .2            .3               .4            .4               59,014

Hungary                     1.6              .2            .7               1.6           1.0              253,439

Kazakhstan                  -                -             -                -             -                1,909

Poland                      1.9              1.7           1.9              1.6           1.1              267,688

Republic of Croatia         .3               .5            .5               .6            -                105,426

Russian Federation          1.9/2/           3.1/2/        3.9/2/           6.1/2/        4.5              993,812

Ukraine                     -                -             -                -             -                4,364

                            6.2              5.8           7.4              10.4          7.0              1,695,943

OTHER MARKETS

Dominican Republic          -                -             -                -             -                2,438

Egypt                       .6               .4            .2               .2            .2               26,021

Greece                      .7               .6            .4               .1            -                14,744

Israel                      4.2              2.1           1.3              .7            3.1              116,161

Jamaica                     -                -             -                -             -                2,429

Mauritius                   -                -             -                -             -                3,525

Morocco                     .1               .1            .1               .1            .3               14,486

Nigeria                     .1               .1            .1               .1            -                15,285

Portugal                    .2               .1            .1               .1            -                14,691

South Africa                5.6              3.7           2.9              4.0           13.9             655,091

Turkey                      7.3              4.4           4.9              2.7           1.0              436,537

                            18.8             11.5          10.0             8.0           18.5             1,301,408

Multinational               2.7              2.6           1.7              1.4                            220,233

Other/3/                    1.5              .5            1.9              .8                             128,520

Cash & equivalents          2.0              5.5           2.5              1.8                            299,155

TOTAL                       100.0%           100.0%        100.0%           100.0%                         $16,258,027


/1/ MSCI Emerging Markets Free (EMF) Index also includes Jordan (0.2% at 6/30/02 and 0.2% at 12/31/01). A dash indicates that the market is not included in the index. Source: MSCI Red Book.
/2/ Includes investments in companies incorporated outside the region that have significant operations in the region.
/3/ Includes stocks in initial period of acquisition.
[End Sidebar]


[Begin Sidebar]
PERCENT CHANGE IN KEY MARKETS/1/

                                              Year ended 6/30/02                         Six months ended 6/30/02


                                              Expressed             Expressed            Expressed          Expressed
                                              in U.S.               in local             in U.S.            in local
                                              dollars               currency             dollars            currency

Argentina                                     -71.3%                11.1%                -64.7%             36.5%

Brazil (Free)/2/                              -24.8                 -7.2                 -19.8              -1.1

Chile                                         -21.3                 -13.7                -15.6              -12.1

China (Free)/2/                               -27.0                 -27.0                -1.2               -1.1

Colombia                                      16.2                  21.3                 10.4               16.3

Czech Republic                                41.9                  5.0                  25.7               4.6

Hungary                                       23.1                  6.0                  9.4                -1.3

India                                         -4.0                  -0.3                 -0.7               0.6

Indonesia (Free)/2/                           56.8                  19.9                 65.2               38.4

Israel                                        -35.7                 -29.9                -30.6              -27.1

Jordan                                        39.7                  38.8                 14.6               13.9

Malaysia (Free) /2/                           29.9                  29.9                 8.9                8.9

Mexico (Free)/2/                              -9.7                  -1.2                 -4.7               3.4

Pakistan                                      31.9                  24.0                 41.2               41.4

Peru                                          14.1                  14.2                 12.8               14.5

Philippines (Free)/2/                         -23.0                 -26.1                -8.4               -10.6

Poland                                        -8.0                  -6.9                 -4.8               -2.3

Russia                                        33.2                  -/3/                 18.2               -/3/

South Africa                                  -4.4                  22.2                 21.0               4.0

South Korea                                   57.1                  45.3                 25.2               14.7

Taiwan                                        4.3                   1.2                  -6.5               -10.7

Thailand (Free) /2/                           30.4                  19.6                 37.6               29.2

Turkey                                        -37.6                 -21.2                -38.3              -32.8

Venezuela                                     - 33.4                24.7                 -17.4              46.7

Emerging Markets

Growth Fund                                   -5.6                                                          -3.2


/1/ Including reinvestment. All indexes are compiled by MSCI and are unmanaged. /2/ The fund is invested in the "free" Brazilian, Chinese, Indonesian, Malaysian, Mexican, Philippine and Thai stock markets, which consist of securities that can be purchased by investors other than resident nationals. /3/ Index is quoted in U.S. dollars only.
[End Sidebar]


One of your fund's largest positions in geographic terms is Mexico, representing 15% of the portfolio, compared to 8% for the index. This large position hurt returns over the 12-month period. Mexican GDP growth was sluggish, due mostly to poor business conditions in the U.S., its largest trading partner.

The Mexican peso also declined in value, and while that should help boost export activity, it contributed to a 10% drop for Mexican stocks.

On May 31, MSCI implemented the second and final phase of its move to a float-weighted index. The most significant changes were increases in the weightings of South Africa and South Korea.

TECHNOLOGY, TELECOMMUNICATIONS AND BANKING

Portfolio results were helped by exposure to information technology stocks and hurt by exposure to telecommunications. Unlike their counterparts in developed markets, technology stocks in emerging markets generally had positive returns, helped by strong earnings. Your fund's two largest holdings, Samsung Electronics and Taiwan Semiconductor Manufacturing, exemplified this trend.

Telecommunications companies in emerging markets have stood apart from their developed market peers in recent years by not spending heavily on infrastructure and third-generation licenses, thereby avoiding the huge debt problems burdening the sector. Still, while they did not decline as much, they could not completely escape the general malaise affecting the industry, and owning shares of wireless operators China Mobile and Am<UNDEF>rica M<UNDEF>vil was a drag on returns.

Financial stocks also contributed to your fund's underperformance. Last year, we reduced the fund's holdings in Korean financial institutions, believing that prices had become expensive and consumer debt had risen to an unhealthy level. These stocks continued to rise sharply during the most recent reporting period, and not owning enough of them held back the fund's returns relative to the index.

At the same time, bank stocks held by the fund in Brazil and Turkey declined. In Brazil, South America's largest economy, stocks were dragged down by political uncertainty, which should subside after the presidential election in October. In Turkey, uncertainty over the outcome of an IMF-mandated audit of the banking system held sway over the market and the bank stocks in particular. The bank audit was completed in June, and while the results were somewhat worse than anticipated, questions about the health of the banking system were largely resolved, which should allow the market to move forward.

LOOKING AHEAD

Emerging markets equities continue to present attractive opportunities to participate in the rapid growth of developing economies and in the global growth industries where companies from emerging markets hold a leadership position. Even though returns in the past year were superior to developed markets, emerging markets equities continue to be inexpensively priced by any measure of valuation.

Finally, emerging markets are likely to attract more foreign investment now that the gap between the emerging and developed world in terms of corporate governance seems narrower than it once appeared.

We look forward to reporting to you in another six months.

Sincerely,

/s/ Walter P. Stern
Walter P. Stern
Chairman of the Board

/s/ Nancy Englander
Nancy Englander
President

July 26, 2002

Here are the total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 2002: 10 years: +76.12%, or +5.82% a year; 5 years: -26.81%, or -6.05% a year; 12 months: -5.64%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE PROSPECTUS.

THE INVESTMENT LANDSCAPE

The geographic concentrations of assets found in Emerging Markets Growth Fund's
(EMGF) portfolio rarely reflect any determination on our part to invest more in one country or region. More often, they are the by-product of buy and sell decisions made on a stock-by-stock basis, based on intensive, proprietary research. While the emphasis of that research is on companies, EMGF's portfolio managers and analysts also keep a close eye on political and macroeconomic considerations that can affect our holdings. Here is a look at the investment landscape in the fund's five largest areas of concentration on June 30. The five account for nearly two-thirds of net assets. (Percentage changes for markets and stock prices are in U.S. dollars.)

SOUTH KOREA (16.8% OF NET ASSETS)

South Korea was a magnet, not just for soccer fans, but also for investors, who propelled the country's stock market to the top spot among the large emerging markets. Equities rose 57% for the fiscal year, defying the gravitational pull of the major developed markets.

The economic recovery was driven by consumers, supported by rising employment and cheap consumer loans. With Koreans buying everything from new mobile handsets and cars to shoes and restaurant meals, private consumption accounted for 59% of GDP. The rapid rise of consumer credit sparked some concern over inflation and speculation that the central bank may have to raise rates. Towards the end of the year, domestic investment perked up and exports started to grow while domestic consumer demand remained solid, shaping the economy for more balanced growth.

The government forged ahead with more structural reforms, completing the privatization of Korea Telecom, which became KT Corp. The banking system has been rationalized, with the weaker institutions taken out of the market and the stronger ones recapitalized with internally generated earnings. Non-performing loans were about 8% of total loans, down from a peak of 25% three years ago. The rapid proliferation of consumer credit, with credit card loans rising 90% a year since 1998, also helped banks generate new sources of revenue. We were sellers of some Korean banks on the view that excessive consumer lending growth could lead to a deterioration of loan portfolio quality.

The government is nearing the end of a massive economic restructuring program that began in the aftermath of the Asian financial crisis, with about half of the 30 chaeobols, or conglomerates, allowed to fail. The dead companies have been cleaned out and the globally competitive ones have become stronger.

The shifting of capital from unproductive large corporations into the service sector and to small and medium-sized enterprises also had a positive impact.

Technology-related companies led the stock market. Samsung Electronics, the portfolio's largest holding, soared 80%, supported by a strong product line-up, including DRAM, cellular headsets, telecom equipment, flat-panel screens and a growing business in flash memory. Samsung has a more diversified earnings stream than in previous years and is well positioned to report record earnings for 2002. It has emerged as a global industry leader that continues to increase its market share. Unlike many of its peers, it has a net cash position. It continues to be among our top holdings.

In general, technology and telecom companies in Korea have among the strongest financials in the sector globally. Corporations have superior technology, generate free cash flow and trade at market valuations or at slight premiums to market multiples.

POSCO, formerly Pohang Iron & Steel Co., was another top holding and strong performer, gaining 38% in dollar terms. The company benefited from continued global recovery in the automobile, construction, and shipbuilding sectors.

On the political front, the upcoming elections could bring a change of government, but the very process of democratic elections is a positive for South Korea.

MEXICO (15.3% OF NET ASSETS)

The Mexican economy's heavy dependence on the U.S. economic cycle worked to its detriment over the past year. With the U.S. still accounting for over 90% of Mexico's trade, investors worried that a slowdown in America's economic recovery would also hurt corporations south of the border. Nonetheless, we continue to see good value in the selection of well managed, well capitalized companies that we hold.

The peso slid close to 10% against the dollar in what we view as a healthy correction. The peso had become overvalued on a trade-weighted basis and any further appreciation would have left the currency vulnerable to a sharp drop-off. The recent fall brings the peso closer to fair value and will provide a boost for exports, although it is still vulnerable to a further correction.

The PAN government of President Vicente Fox, the first non-PRI government to rule Mexico in more than 70 years, completed two years in office and received mixed reviews. It held up the fiscal discipline of the previous regime and maintained a manageable debt-to-GDP ratio, distinguishing Mexico from other embattled Latin American countries such as Argentina and Brazil. The North American Free Trade Agreement continues to provide a growth base for the economy and there is a broad ideological consensus over its benefits within the country.

While the shift in government marked a step forward for democracy in Mexico, the division of congress and the senate along party lines hampered the president's ability to push through any meaningful structural reform. Government proposals to broaden the tax base and liberalize the energy sector were effectively killed or diluted by the opposition. Although the lack of progress took away from growth at the margin, it did not hamstring the economy in any substantial way.

Mexico's corporate sector remains relatively healthy. In general, corporations have low leverage and shareholder-friendly management. The pension reform of the last few years allowed pension assets to grow and provided an additional base of buyers for the stock market.

Mexican equities, however, fared poorly along with U.S. stocks, with the equity market declining 10% in dollar terms. America Movil was hurt by its positioning in the telecom wireless sector, which plummeted globally. It also suffered from its exposure to Brazil. America Movil has been deftly acquiring beaten-down assets in Brazil, but in the near term, investors viewed this as a negative. We continue to like America Movil. Given its strong balance sheet, it is positioned to benefit from secular growth of the wireless market amid weak competition in Latin America.

Telefonos de Mexico (Telmex) is another telecom stock that has not done well recently but continues to benefit from the positive long-term macro-economic outlook for Mexico. Telmex is cash-rich in an industry where competitors lately have been scrambling for funds, and its massive cash flow offers a lot of downside protection. Moreover, management is focused on strict cost controls.

Wal-Mart de Mexico (Walmex), another large portfolio holding, did well in the first half of the year and pulled back in the second half, as investors grew skeptical of "high growth" stories. The relatively high stock valuation has been an obstacle. Walmex has continued to grow, satisfying the need of Mexicans for low-priced products. It has gained market share from both the formal and informal sectors and is three times larger than its nearest competitor. Yet, market penetration is nowhere near saturation and we see the company continuing to grow. Private-label brands should also help margins.

TAIWAN (11.3% OF NET ASSETS)

Taiwan's export- and technology-dependent economy showed early signs of a recovery that will likely be steady but slow. The economy eked out a 0.9% growth rate in the first quarter of 2002, after three quarters of contraction. The tepid recovery is being led by exports of electronics and technology goods, which account for half of Taiwan's exports. Demand from China offset weakness from the U.S.

As Taiwan's economy recovers, one of the biggest challenges it faces is competition from lower cost mainland China. Many Taiwanese technology companies have moved at least some operations to China and many more continue to do so.

For instance, with a recent approval by the Taiwanese government for notebook makers to set up Chinese production lines to manufacture whole machines, almost every manufacturer produces at least 30% to 50% of its products in China.

The steady shift of production facilities from Taiwan to China also threatens, over time, to work against the island as it negotiates its evolving relationship with the mainland from which it declared independence half-a-century ago. The two sides have made some strides towards improving relations since Taiwan President Chen Shui-bian took power two years ago. Recent discussions have focused on the establishment of commercial and transportation links across the Taiwan Strait.

Taiwan's economic recovery has also been slowed by the ongoing slump in the semiconductor sector, which makes up a chunk of the export economy. The main problem for the sector has been a profit-margin crunch, which makes the industry even more competitive, forcing companies to introduce better products at lower prices.

In a tough environment where only companies with solid business models are likely to survive, Taiwan Semiconductor Manufacturing Co. (TSMC), our second-largest portfolio holding, remains well positioned due to its competitive strength, healthy balance sheet and solid business model. TSMC helps customers reduce fixed costs and offers advanced production technology. The firm announced an increase in its capital expenditure budget early in 2002, a step that was not well received by the market, but which should help TSMC consolidate its competitive position ahead of the next chip cycle.

BRAZIL (9.6% OF NET ASSETS)

The heavy debt burden that Brazil carries turned into its Achilles' heel once again this May. Argentina's debt default contagion and the advance of a left-wing candidate in presidential election polls honed the attention of international investors on the country's increasingly high debt-to-GDP ratio and gaping current account deficit.

Although expanding less than 2% on an annualized basis, the economy remained on track for a slow recovery despite a tight monetary policy that kept nominal annual interest rates at 18.5%, holding the inflation rate slightly above target at around 8% for 2002. The trade balance improved steadily with some increase in export volume.

But with neighboring Argentina grappling with a debt crisis of a magnitude not seen since the Latin debt debacle of the 1970s, capital markets participants ignored the improving economy and instead questioned the government's ability and resolve to honor payments on the country's net public sector debt, which has risen to about 75% of GDP from about 45% in 1998. Investor concerns escalated in June as Workers' Party presidential candidate Luiz Inacio Lula da Silva advanced in opinion polls and bond markets pushed the risk premium on Brazil's benchmark international bonds to a whopping 17 percentage points above Treasuries. The real also declined 19% against the dollar in the fiscal year. A falling Brazilian currency further complicated the debt picture, as 40% of Brazil's public debt is indexed to the dollar.

The political uncertainty will likely continue to weigh on the Brazilian market until the Presidential elections in October. Left-wing candidate "Lula" has failed to articulate an unambiguous debt or fiscal policy. Detractors question whether an elected Workers' Party government would have the ability and commitment to service or restructure debt, with an amortization schedule that lumps payments in the first half of 2003. On the plus side, the central bank has more than $17 billion in cash, excluding foreign reserves of $8 billion, enough to pay all the maturing debt this year. The primary concern is the domestic debt, which is mainly held by local banks. The portfolio reduced its holdings of banks in the middle of the year, anticipating that a potential currency slide would hurt bank valuations.
Also, banks are the major holders of Brazil's public debt, which comprises a large part of their loan portfolios. Banco Itau and Unibanco both declined 35% in dollar terms.

Cia. Vale do Rio Doce (CVRD), the world's top iron ore producer, has one of the most attractive asset bases globally, having consolidated Brazil's various iron ore sources under its umbrella. It benefited in the past year from strong global demand for iron ore. Management has also won credibility with investors by articulating a clear strategy for developing business in base metals such as aluminum and copper.

After a very strong start in the year, government-owned petroleum-producer Petrobras came under pressure due to macroeconomic concerns and worries that any incoming government may be prone to meddling with oil policy. Dollar-based returns were also hurt by the decline in the real. We maintain a positive view on Petrobras, which is the world's fastest growing emerging markets oil production company, with impressive engineering ability and an excellent reserves asset base.

INDIA (9.6% OF NET ASSETS)

The hum of a bustling Indian economy was drowned by the din of war cries on the Kashmir border and religious riots in the western state of Gujarat.

Propelled by declining interest rates, subdued inflation, lower oil prices, rising consumption and reviving industrial growth, India's economy built significant momentum, with real GDP growth for the fiscal year ended June 2002 climbing to 5.4% from 4.0% the previous year. While we believe that the central bank's forecast of GDP growth in excess of 6.0% for Fiscal Year 2003 is optimistic, the Indian economy should be able to grow in the 5.0% to 5.5% range over the next 12 months.

However, the cyclical recovery failed to boost market sentiment as investors grew increasingly nervous over the Indian government's rhetoric suggesting a significant military conflict with Pakistan unless Islamabad curbed infiltration of terrorists and terrorist activity in Kashmir. As a million troops faced off on either side of the border, and the media raised the specter of a potential nuclear conflict, the United States was forced to step in as mediator. In the midst of carrying on its own offensive against al Qaeda and other terrorist networks in Afghanistan and Pakistan, the U.S. could ill afford another war in the region. It leaned on both sides to tone down rhetoric and urged Pakistan's President Musharraf to take some concrete steps to curb support of terrorism in Kashmir.

India's domestic politics were no less murky. Caving in to the pressures of internal party politics, the ruling Bharatiya Janata Party (BJP) government refused to sack Gujarat's chief minister in the aftermath of riots in which Hindu mobs lynched and killed hundreds of Muslims. The religious violence, coming at a time of raging tensions in the Middle East, unnerved foreign investors and the Indian public alike. It also underscored the BJP government's tenuous hold on power within the confines of a 17-party coalition. The absence of a clear successor to ailing Prime Minister Atal Behari Vajpayee added to the political uncertainty.

In June, the government announced a cabinet reshuffle in an effort to address the succession issue and appointed Home Minister L.K. Advani as deputy prime minister. But many observers questioned whether Advani, with his reputation as a fundamentalist Hindu hawk, could provide a viable alternative to the more moderate prime minister. It also left unanswered the question of which ideological direction the BJP will follow in the next 18 months leading up to parliamentary elections.

On the positive side, the government slowly but surely pushed ahead with the privatization of public companies. In the first half of 2002, it sold stakes in 17 companies in businesses ranging from telecom to banking, and plans to sell holdings in 20 other companies, including two large petroleum corporations. On the negative side, the government failed to address problems relating to rigid labor laws.

A cyclical recovery coupled with stringent cost-cutting, a clear focus on supply-chain management and better working-capital management translated to the market earnings growing in excess of 15% year-over-year. However, the political uncertainty has resulted in a market de-rating, with the average P/E market multiple declining to 12, well below the historical average of 18. The overall market declined 4% for the 12-month period. Stock market-related scandals also continued to dampen investor sentiment. Unit Trust of India (UTI), the country's largest mutual fund company, tarnished by a three-year-old scandal, has been a steady seller of stocks. It has completed sales of about 60% to 70% of its holdings and may no longer be a constant seller in the market.

Hindustan Lever is India's largest consumer products company and a subsidiary of Unilever. Despite sluggish revenues, the company's ability to push margin expansion and eliminate less profitable product lines translated into continued earnings momentum and strong cash flows that are being returned to shareholders via a special dividend.

Reliance Industries merged with its 64%-held subsidiary Reliance Petroleum to create a fully integrated energy company. We believe that over the long term, and in a deregulated environment, the market will likely pay a higher multiple for a fully integrated energy company than for a pure Indian refinery or petrochemical entity. The merger allows Reliance to capture the full benefits of the earnings and cash flows of the refining subsidiary, while simplifying the shareholding structure. With a management adept at handling large infrastructure projects while consistently delivering on return-on-equity and return-on-asset targets, Reliance remains a top holding.

Among India's fastest-growing sectors, software companies like Infosys have taken advantage of the global downturn to claim market share, leveraging their low-cost base to consolidate their positions as dominant players in the global information technology outsourcing space. Despite continued eye-catching earnings growth of approximately 30%, Infosys dropped 16% in dollar terms, hurt by deteriorating sentiment towards India and the technology sector.

ABOUT THE FUND AND ITS ADVISER

Emerging Markets Growth Fund (EMGF) was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

An affiliate of Capital International, Inc., the fund's current investment adviser, was selected by the IFC from a number of global investment firms to manage EMGF. Capital International is one of The Capital Group Companies. These companies form one of the world's most experienced investment advisory organizations, with roots dating back to 1931. Capital has been involved in international investing since the 1950s. Its investment management affiliates employ a value-oriented, research-driven approach. They maintain a global investment intelligence network that continues to grow and currently employs more than 200 investment professionals based on three continents. They include analysts and portfolio managers, born in over 30 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies.

As EMGF has grown, its adviser has devoted increased resources to the task of evaluating and managing investments in developing countries. Currently, the organization has 29 analysts covering these countries, compared with four in 1986; these analysts also manage a portion of the fund. The bulk of its assets are managed by nine portfolio managers, compared with two in 1986; both of the original managers, incidentally, are still with the fund. During this difficult period in emerging markets, this team of investment professionals has remained essentially intact.

The Capital organization's research effort focuses heavily on regions as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given our family of companies - and the funds they manage, including Emerging Markets Growth Fund - a competitive edge.

                                                                         Equity
                                                                     Securities                          Percent
                                                          Common      Preferred     Convertible           of net
Industry diversification                                  Stocks        Stocks            Bonds  Bonds    assets
Semiconductor equipment & products                        15.68%             -               -      -     15.68%
Diversified telecommunication services                      10.41          .01%              -      -       10.42
Banks                                                        8.46            .73             -    .02%       9.21
Oil & gas                                                    7.32           1.08             -      .05      8.45
Wireless telecommunication services                          7.49            .67           .07%     .01      8.24
Metals & mining                                              4.62           1.39             -      -        6.01
Beverages                                                    3.47           1.51             -      -        4.98
Other                                                       31.99           1.58             -     1.60     35.17
                                                          89.44%          6.97%            .07%  1.68%      98.16

Short-Term Securities                                                                                        2.58
Excess of payables over cash                                                                                (.74)
 and receivables
Net Assets                                                                                                100.0%

Emerging Markets, Growth Fund
Investment Portfolio, June 30, 2002

                                                                                      Number of
Equity Securitites                                                                     shares or           Market   Percent
                                                                                       principal            value   of net
(Common and  preferred stocks and convertible bonds)                                      amount             (000)   assets

ARGENTINA 0.14%
BI SA (acquired 10/21/93, cost: $4,567,000)(1)(2)                                       4,952,159     $       572      .00%
Grupo Financiero Galicia SA, Class B (2)                                                        5              -
Grupo Financiero Galicia SA, Class B (ADR)(2)                                             821,097             427        .00
Hidroneuquen SA (acquired 11/11/93,                                                    28,022,311           2,736        .02
 cost: $29,117,000)(1)(2)(3)
Nortel Inversora SA, Class A, preferred (ADR)                                             513,584             257        .00
 (acquired 11/24/92, cost: $3,218,000)(1)(2)
Quilmes Industrial SA, Class B (ADR)                                                    1,788,000          17,487        .11
Telecom Argentina STET-France Telecom SA, Class B (ADR) (2)                             3,616,143           2,350        .01

                                                                                                           23,829        .14



BRAZIL 9.49%
Aracruz Celulose SA, Class B, preferred nominative (ADR)                                  690,000          13,800        .08
Banco Itau SA, preferred nominative                                                 1,971,997,400         112,045        .69
BR Petrobras Distribuidora SA PN                                                      657,100,000          10,218        .06
Cia. de Bebidas das Americas - AmBev,                                                  19,724,000           2,634
 ordinary nominative
Cia. de Bebidas das Americas -                                                         13,042,760         202,684       1.26
 AmBev, preferred nominative (ADR)
Cia. Energetica de Minas Gerais - CEMIG,                                                4,177,604          46,956        .29
 preferred nominative (ADR)
Cia. Paranaense de Energia - COPEL, Class B,                                            2,347,700           9,508        .06
 preferred nominative (ADR)
Cia. Vale do Rio Doce, ordinary nominative                                                728,000     $    20,087
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                        2,620,500          72,509
Cia. Vale do Rio Doce, preferred nominative                                               233,600           6,056
Cia. Vale do Rio Doce, preferred nominative (ADR)                                       8,493,937         220,419     1.96%
EMBRAER - Empresa Brasileira de Aeronautica SA,                                         1,586,499          33,951        .21
 preferred nominative (ADR)
Itausa - Investimentos Itau SA, preferred nominative                                  205,963,179         138,967
Itausa - Investimentos Itau SA, preferred nominative                                    5,890,645           3,855        .88
 receipts, expire July 2, 2002(2)
Net Servicos de Comunicacao, preferred nominative (ADR)                                   179,050           1,074        .01
 (formerly Globo Cabo SA)(2)
New GP Capital Partners, LP, Class B (acquired 1/28/94,                                    27,000           5,429        .03
 cost: $16,047,000)(formerly GP Capital
 Partners, LP) (1)(2)(3)
Petroleo Brasileiro SA - Petrobras, ordinary nominative                                 2,239,310          42,146
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR)                           4,514,800          85,149
Petroleo Brasileiro SA - Petrobras, preferred nominative                                  193,000           3,365
Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                          9,923,080         172,662       1.87
Tele Celular Sul Participacoes SA, ordinary nominative                              4,222,451,177           3,959
Tele Celular Sul Participacoes SA, preferred nominative (ADR)                           2,289,000          25,225        .18
Tele Centro Oeste Celular Participacoes SA,                                         3,263,199,000          10,313
 ordinary nominative
Tele Centro Oeste Celular Participacoes SA,                                             7,546,805          33,432        .27
 preferred nominative (ADR)
Telecomunicacoes Brasileiras SA,                                                        1,076,000          24,404        .15
 preferred nominative (ADR)
Tele Leste Celular Participacoes SA,                                                3,703,164,542           1,894
 ordinary nominative (2)
Tele Leste Celular Participacoes SA,                                                      583,543           6,127        .05
 preferred nominative (ADR)
Telemig Celular Participacoes SA, ordinary nominative                               1,161,689,872           2,269
Telemig Celular Participacoes SA,                                                         934,158          19,337        .13
 preferred nominative (ADR)
Telemig Celular SA, Class C, preferred nominative                                     385,295,000           4,789        .03
Tele Nordeste Celular Participacoes SA,                                             2,016,888,008           1,970
 ordinary nominative
Tele Nordeste Celular Participacoes SA,                                                   943,674          18,119        .12
 preferred nominative (ADR)
Tele Norte Celular Participacoes SA,                                                9,099,521,561           2,908
 ordinary nominative (2)(3)
Tele Norte Celular Participacoes SA, preferred                                            395,642           2,077        .03
 nominative (ADR) (2)(3)
Unibanco-Uniao de Bancos Brasileiros SA, units                                      1,302,252,000          42,545
Unibanco-Uniao de Bancos Brasileiros SA, units (GDR)                                    7,511,650         123,942       1.02
Usinas Siderurgicas de Minas Gerais SA (2)                                              7,095,598          17,260        .11

                                                                                                        1,544,084       9.49



CHILE 1.65%
Antofagasta PLC                                                                         5,799,930          52,703        .32
Banco Santiago (ADR)                                                                    2,042,500          35,437        .22
Cia. de Telecomunicaciones de Chile SA (ADR)                                            9,522,861         116,655        .72
Distribucion y Servicio D&S SA (ADR)                                                      544,100           6,469        .04
Embotelladora Andina SA, Class A,                                                       3,610,050          25,812
 preferred nominative (ADR)
Embotelladora Andina SA, Class B,                                                       2,820,273          17,486        .27
 preferred nominative (ADR)
Empresa Nacional de Electricidad SA (ADR)                                               1,651,254          13,194        .08

                                                                                                          267,756       1.65



CHINA 2.48%
Aluminum Corp. of China Ltd. (ADR)                                                         33,400             638
Aluminum Corp. of China (Hong Kong) Ltd.                                               52,868,000           9,760        .06
AsiaInfo Holdings, Inc. (2)(3)                                                          3,133,450          41,518        .26
China Mobile (Hong Kong) Ltd. (2)                                                      71,822,900     $   212,709
China Mobile (Hong Kong) Ltd. (ADR) (2)                                                   875,100          12,794
China Mobile (Hong Kong) Ltd. 2.25% convertible                                      $12,000,000           11,190     1.46%
 notes November 3, 2005
China National Aviation Co. Ltd.                                                       78,124,000          18,730        .11
China Petroleum & Chemical (Hong Kong) Corp.                                          221,800,000          39,526        .24
China Southern Airlines Co. (Hong Kong) Ltd.                                           30,904,000          12,580        .08
China Unicom Ltd. (2)                                                                  21,829,000          16,792        .10
CITIC Pacific Ltd.                                                                      1,274,000           2,760        .02
Digital China Holdings Ltd. (2)                                                        23,178,000          10,846        .07
Sinopec Beijing Yanhua Petrochemical Co.                                               87,976,400          12,971        .08
 (Hong Kong) Ltd. (2)(3)

                                                                                                          402,814       2.48



COLOMBIA 0.10%
Bancolombia, SA (ADR)                                                                   6,772,175          16,253        .10



CZECH REPUBLIC 0.37%
CESKE RADIOKOMUNIKACE, AS (3)                                                             586,700           5,644
CESKE RADIOKOMUNIKACE, AS (GDR) (3)                                                     1,051,100           9,985        .10
CESKY TELECOM, AS                                                                       5,304,250          43,385        .27

                                                                                                           59,014        .37



EGYPT 0.15%
MobiNil - Egyptian Co. for Mobile Services                                              4,070,000          24,076        .15



GREECE 0.09%
Coca-Cola HBC SA                                                                          869,328          14,744        .09



HONG KONG 0.75%
China.com Corp., Class A (2)(3)                                                         5,500,600          14,962        .09
China Merchants Holdings (International)Co., Ltd.                                      27,086,000          20,836        .13
China Resources Enterprise, Ltd.                                                       19,838,800          23,273        .14
Clear Media Ltd. (2)                                                                    4,084,000           2,775        .02
First Pacific Co. Ltd. (2)                                                            132,016,988          24,711        .15
Legend Holdings Ltd.                                                                   90,847,400          33,195        .20
Shangri-La Asia Ltd.                                                                    3,160,000           2,633        .02

                                                                                                          122,385        .75



HUNGARY 1.55%
Magyar Tavkozlesi Rt.                                                                  32,317,116         103,705
Magyar Tavkozlesi Rt. (ADR)                                                             1,676,700          26,827        .80
MOL Magyar Olaj- es Gazipari Rt.                                                        2,211,717          41,975
MOL Magyar Olaj- es Gazipari Rt. (GDR)                                                    630,400          12,123        .33
OTP Bank Rt.                                                                            8,719,990          68,809        .42

                                                                                                          253,439       1.55



INDIA 9.64%
Bajaj Auto Ltd.                                                                         2,864,645          29,838
Bajaj Auto Ltd. (GDR)                                                                      86,750             894        .19
Bharat Petroleum Corp. Ltd.                                                             4,196,100          22,979        .14
Bharti Tele-Ventures Ltd.(2)                                                           20,334,300          14,164        .09
Cipla Ltd.                                                                                458,350     $     8,828      .05%
Cummins India Ltd.(3)                                                                  10,196,500          12,075        .07
Dr. Reddy's Laboratories Ltd.                                                           1,734,550          33,600
Dr. Reddy's Laboratories Ltd. (ADR)                                                       109,400           2,122        .22
GlaxoSmithKline Consumer Healthcare Ltd.                                                1,262,700           9,574        .06
 (formerly GlaxoSmithKline PLC)
Grasim Industries Ltd.                                                                         62              -         -
HCL Technologies America, Inc.                                                            400,000           1,831        .01
HDFC Bank Ltd.                                                                          5,084,952          20,997
HDFC Bank Ltd. (ADR)                                                                      115,800           1,494        .14
Hindalco Industries Ltd.                                                                2,134,800          31,139
Hindalco Industries Ltd. (GDR)                                                             43,400             673        .20
Hindustan Lever Ltd.                                                                   73,193,622         289,490       1.78
Housing Development Finance Corp. Ltd.(3)                                              10,465,153         139,643        .86
Hughes Software Systems Ltd.                                                            1,110,100           5,013        .03
ICICI Bank Ltd. (3)                                                                    13,193,690          37,221
ICICI Bank Ltd. (ADR) (3)                                                              16,115,275         112,807        .92
Infosys Technologies Ltd.(3)                                                            4,046,080         271,931
Infosys Technologies Ltd. (ADR)(3)                                                        114,000           5,837       1.71
I.T.C. Ltd.                                                                               129,697           1,703
I.T.C. Ltd. (GDR)                                                                           8,300             113        .01
Mahanagar Telephone Nigam Ltd.                                                          6,103,050          17,837
Mahanagar Telephone Nigam Ltd. (ADR)                                                       19,600             115        .11
Max India Ltd.                                                                                 40              -
Max India Ltd. 12.50% nonconvertible                                                       INR63               -         -
 debenture March 2, 2004 (2)
Nicholas Piramal India Ltd.                                                               724,667           3,854        .02
Reliance Industries Ltd. (2)                                                           42,959,096         237,107
Reliance Industries Ltd. (GDR)                                                            157,900           1,879       1.47
Reliance Petroleum Ltd.                                                                 7,980,000           3,940        .03
Satyam Computer Services Ltd.                                                           1,399,416           6,606        .04
SET India Ltd. (acquired 5/15/00, cost:                                                   106,250           3,464        .02
 $34,131,000) (1)(2)
SET Satellite (Singapore) Pte. Ltd. (acquired                                           2,628,490           7,402        .05
 5/15/00, cost: $72,944,000)(1)(2)
State Bank of India                                                                     8,498,900          41,894
State Bank of India (GDR)                                                               2,168,600          25,156        .41
Sun Pharmaceutical Industries Ltd.                                                        740,000           8,457        .05
Wipro Ltd.                                                                              3,507,220         106,391
Wipro Ltd. (ADR)                                                                          237,900           7,130        .70
Zee Telefilms Ltd.                                                                     15,930,000          41,416        .26

                                                                                                        1,566,614       9.64



INDONESIA 2.65%
PT Astra International Tbk (2)                                                        108,495,800          52,983        .33
Gulf Indonesia Resources Ltd. (2)                                                       2,160,800          28,501        .18
PT Hanjaya Mandala Sampoerna Tbk                                                      195,692,300          92,191        .57
PT Indah Kiat Pulp & Paper Corp. Tbk (2)(3)                                           325,639,600           8,606        .05
PT Indofood Sukses Makmur Tbk (3)                                                     603,788,400          74,581        .46
PT Pabrik Kertas Tjiwi Kimia, warrants,                                                   410,175              -         -
 expire July 15, 2002 (2)
Perusahaan Perseroan (Persero) PT                                                      27,525,500     $    34,632      .21%
 Indonesian Satellite Corp. Tbk
Perusahaan Perseroan (Persero) PT Telekomunikasi                                      321,360,940         138,470        .85
 Indonesia Tbk., Class B

                                                                                                          429,964       2.65



ISRAEL 0.72%
AudioCodes Ltd. (2)(3)                                                                  2,354,700           5,675        .03
Bank Hapoalim Ltd.                                                                        814,300           1,281        .01
Camtek Ltd. (2)                                                                           292,800             293        .00
Check Point Software Technologies Ltd. (2)                                                271,900           3,687        .02
DSP Group, Inc. (2)                                                                       713,900          13,992        .09
First International Bank of Israel Ltd. -[1](2)                                         1,210,458             824
First International Bank of Israel Ltd. -[5](2)                                           948,999           3,075        .02
Matav-Cable Systems Media Ltd. (2)                                                        350,912           1,787
Matav-Cable Systems Media Ltd. (ADS) (2)                                                  134,947           1,349        .02
Metalink Ltd. (2)                                                                         544,800           1,237        .01
Nova Measuring Instruments Ltd. (2)                                                       586,000           1,307        .01
Orbotech Ltd. (2)(3)                                                                    2,686,425          60,982        .38
Teva Pharmaceutical Industries Ltd. (ADR)                                                 248,600          16,602        .10
Zoran Corp.(2)                                                                            177,645           4,070        .03

                                                                                                          116,161        .72



KAZAKHSTAN 0.00%
JSC Kazkommertsbank (ADR) (acquired 9/10/97,                                               72,877           1,046        .00
 cost: $1,466,000)(1)(2)



MALAYSIA 2.94%
Arab-Malaysian Finance Bhd.                                                             6,744,000           8,874        .06
Commerce Asset-Holding Bhd.                                                            18,296,100          39,481        .24
Hong Leong Bank Bhd.                                                                   24,190,000          34,057        .21
IJM Corp. Bhd.                                                                         16,512,714          22,379
IJM Corp. Bhd., warrants, expire August 28, 2004 (2)                                      544,006             303        .14
IOI Corp. Bhd.                                                                         27,312,700          43,844        .27
Malayan Banking Bhd.                                                                   32,999,450          76,420        .47
Malaysian Pacific Industries Bhd.                                                       5,929,800          23,563        .15
Maxis Coummunications Bhd. (2)                                                         37,827,000          48,280        .30
Nestle (Malaysia) Sdn. Bhd.                                                             4,148,000          22,377        .14
Oriental Holdings Bhd.                                                                  8,294,112           8,774        .05
Resorts World Bhd.                                                                     16,821,000          46,922        .29
Road Builder (M) Holdings Bhd.                                                         15,342,000          21,802        .13
Star Publications (Malaysia) Bhd.                                                       6,507,800          10,532        .07
Tanjong PLC                                                                            12,970,800          34,816        .21
UMW Holdings Bhd. (3)                                                                  14,094,859          28,932
UMW Holdings Bhd., warrants, expire January 26, 2005 (2)(3)                               574,819             418        .18
YTL Corp. Bhd.                                                                          4,507,461           5,622        .03

                                                                                                          477,396       2.94



MAURITIUS 0.02%
State Bank of Mauritius                                                                 8,978,300           3,525        .02



MEXICO 15.11%
America Movil SA de CV, Class A                                                        18,275,000     $    12,412
America Movil SA de CV, Class L                                                        27,412,500          18,343
America Movil SA de CV, Class L (ADR)                                                  26,974,200         361,454     2.41%
Apasco, SA de CV                                                                        9,995,845          58,752        .36
Cemex, SA de CV, units                                                                 14,244,059          75,435
Cemex, SA de CV, warrants, expire December 21, 2004 (2)                                   707,229             483        .47
Coca-Cola FEMSA, SA de CV, Class L (ADR)                                                1,716,700          41,201        .25
Consorcio International Hospital, SA de CV, convertible                                    23,970              -         -
 preferred, units (acquired 9/25/97,
 cost: $4,827,000)(1)(2)
Controladora Comercial Mexicana, SA de CV, units                                       15,925,400           9,424        .06
Corp. Interamericana de Entretenimiento,                                                7,308,213          13,701        .09
 SA de CV, Class B (2)
Fomento Economico Mexicano, SA de CV (ADR) (3)                                          6,552,980         257,008
Fomento Economico Mexicano, SA de CV, units (3)                                         7,552,600          29,632       1.76
Grupo Aeroportuario del Sureste, SA de CV,                                                289,600           3,736        .02
 Class B (ADR)
Grupo Industrial Bimbo, SA de CV, Class A                                              25,910,575          58,027        .36
Grupo Mexico, SA de CV                                                                  2,246,700           3,208        .02
Grupo Modelo, SA de CV, Class C                                                         2,460,200           5,799        .04
Grupo Televisa, SA, ordinary participation                                              2,950,000           5,492
 certificates (2)(3)
Grupo Televisa, SA, ordinary participation                                              7,215,019         269,697       1.69
 certificates (ADR) (2)(3)
Industrias Penoles, SA de CV                                                              906,200           1,821        .01
Kimberly-Clark de Mexico, SA de CV, Class A,                                           62,069,500         166,321       1.02
 ordinary participation certificates (3)
Organizacion Soriana, SA de CV, Class B (2)                                             4,655,300          11,581        .07
Pepsi-Gemex, SA de CV, ordinary participation                                             302,100           2,991        .02
 certificates (GDR)
Telefonos de Mexico, SA de CV, Class A                                                 12,740,000          20,352
Telefonos de Mexico, SA de CV, Class L                                                 27,412,500          43,792
Telefonos de Mexico, SA de CV, Class L (ADR)                                           19,180,200         615,301       4.18
TV Azteca, SA de CV (ADR)                                                               1,241,700           8,456        .05
Wal-Mart de Mexico, SA de CV, Class C (3)                                              34,268,633          79,293
Wal-Mart de Mexico, SA de CV, Class V (3)                                              95,881,291         260,391
Wal-Mart de Mexico, SA de CV, Class V (ADR)(3)                                            847,132          22,873       2.23

                                                                                                        2,456,976      15.11



MOROCCO 0.09%
Cimenterie de l'Oriental, Class A                                                         102,685           6,956        .04
ONA SA                                                                                     56,000           4,109        .03
Societe des Brasseries du Maroc                                                            46,032           3,421        .02

                                                                                                           14,486        .09



NIGERIA 0.07%
United Bank for Africa (GDR)(3)                                                           722,500          12,082        .07



PERU 0.59%
Cementos Lima SA                                                                          748,614          10,095        .06
Cia. de Minas Buenaventura SA, Class B                                                    456,485           5,851
Cia. de Minas Buenaventura SA, Class B (ADR)                                            1,424,967          36,479        .26
Credicorp Ltd.(3)                                                                       5,537,162          43,079        .27

                                                                                                           95,504        .59



PHILIPPINES 1.28%
ABS-CBN Holdings Corp. (Philippine Deposit                                             40,161,100     $    17,983      .11%
 Receipts)(2)(3)
Ayala Corp.                                                                            67,315,250           6,832        .04
Ayala Land, Inc.                                                                      140,385,974          15,645        .10
Bank of the Philippine Islands                                                         21,807,400          20,831        .13
Bayan Telecommunications Holdings Corp., Class A                                          724,790              -
 (acquired 2/12/98, cost: $1,850,000)(1)(2)
Bayan Telecommunications Holdings Corp., Class B                                          241,431              -
 (acquired 2/12/98, cost $616,000)(1)(2)
Bayan Telecommunications Holdings Corp., convertible                                      180,000             900        .00
 preferred  (acquired 12/22/97, cost: $9,000,000)(1)
GLOBE TELECOM, Inc. (2)                                                                 4,676,625          48,395        .30
International Container Terminal Services, Inc.                                        19,533,588             948        .01
Philippine Long Distance Telephone Co. (2)(3)                                           4,053,390          29,846
Philippine Long Distance Telephone Co. (ADR) (2)(3)                                     5,279,696          39,387
Philippine Long Distance Telephone Co., convertible                                        50,664           1,023        .43
 preferred, Series III (GDS)(3)
SM Prime Holdings, Inc.                                                               221,989,900          24,297        .15
Universal Robina Corp.                                                                 22,440,000           2,032        .01

                                                                                                          208,119       1.28



POLAND 1.49%
Bank Przemyslowo-Handlowy PBK SA                                                          963,554          57,672
Bank Przemyslowo-Handlowy PBK SA (GDR)                                                      4,220             134        .36
Bank Rozwoju Eksportu SA (2)                                                              878,956          23,273        .14
Bank Zachodni WBK SA                                                                    2,326,206          36,268        .22
ING Bank Slaski SA                                                                        481,028          45,141        .28
KGHM Polska Miedz SA (GDR)                                                              2,432,800          16,178        .10
Polski Koncern Naftowy ORLEN SA                                                         4,000,000          17,635
Polski Koncern Naftowy ORLEN SA (GDR)                                                   5,251,900          46,217        .39

                                                                                                           242,518      1.49



PORTUGAL 0.09%
Vodafone Telecel-Comunicacoes Pessoais, SA (2)                                          2,097,000          14,691        .09



REPUBLIC OF CROATIA 0.65%
PLIVA DD (GDR)(3)                                                                       7,152,403         105,426        .65



RUSSIAN FEDERATION 5.57%
AO Mosenergo Power Generation and Electrification                                       2,165,300           6,777        .04
 Amalgamation (ADS)
Baring Vostok Private Equity Fund (acquired                                            13,087,057          12,565        .08
 12/15/00, cost $13,087,000)(1)(3)(4)
Kamaz (2)                                                                               3,724,900           1,229        .01
Lenenergo                                                                              21,600,000           7,560        .05
LUKoil Holding (ADR)                                                                    9,080,859         590,710       3.63
Moscow City Telephone Network                                                           3,007,500          18,195        .11
New Century Capital Partners, LP (acquired 12/7/95,                                     5,256,300           2,750        .02
 cost: $5,492,000)(1)(2)(3)(4)
RAO Gazprom (ADR)                                                                         586,504           9,619
RAO Gazprom (ADR) (acquired 10/21/96,                                                   1,263,900          20,728        .19
 cost $19,821,000)(1)
Surgutneftegaz (ADR)                                                                    8,419,200     $   165,101     1.01%
Unified Energy System of Russia                                                       193,919,700          19,683
Unified Energy System of Russia (ADR)                                                      26,500             269
Unified Energy System of Russia (GDR)                                                     748,400           7,536        .17
Vimpel-Communications (ADS)(2)                                                            678,300          17,270        .11
Wimm-Bill-Dann (ADR)(2)                                                                 1,188,900          25,086        .15

                                                                                                          905,078       5.57



SOUTH AFRICA 4.01%
Absa Group Ltd.                                                                        15,605,227          48,980        .30
African Bank Investments Ltd. (3)                                                      41,958,639          24,336        .15
Anglo American Platinum Corp. Ltd.                                                        375,100          14,685        .09
Anglo American PLC                                                                      4,998,100          83,094        .51
Coronation Holdings Ltd. (3)                                                            2,022,200          10,751
Coronation Holdings Ltd., Class N (3)                                                   5,182,820          27,580        .24
Crew Development Corp. (acquired 2/15/00,                                               5,850,000           1,585        .01
 cost: $4,396,000)(1)(2)
Dimension Data Holdings Ltd. (2)                                                       35,398,800          22,071
Dimension Data Holdings PLC (2)                                                        28,468,500          17,826        .25
Discovery Holdings Ltd. (2)                                                             7,051,600           4,908        .03
FirstRand Ltd.                                                                         14,865,468          10,993        .07
Gencor Ltd.                                                                             3,130,100          13,616        .08
Gold Fields Ltd.                                                                        1,604,809          18,895        .12
Harmony Gold Mining Co. Ltd.                                                            2,445,900          33,573
Harmony Gold Mining Co. Ltd. (ADR)                                                         15,400             208        .21
Impala Platimum Holdings Ltd.                                                             190,600          10,535        .06
International Pepsi-Cola Bottler Investments                                               17,784             237        .00
 (acquired 12/18/95, cost: $1,678,000)(1)(2)(3)
JD Group Ltd.                                                                           5,084,746           8,405        .05
Johnnic Holdings Ltd.                                                                     974,900           3,958        .02
M-Cell Ltd.                                                                            74,081,258          83,785        .52
MIH Holdings Ltd. (2)                                                                   3,962,300           3,064        .02
Nasionale Pers Beperk, Class N                                                          3,071,600           5,582        .03
Nedcor Ltd.                                                                             6,229,653          70,456        .43
North Pacific GeoPower Corp. (2)                                                          292,500              46        .00
Sage Group Ltd.                                                                         2,962,985           1,633        .01
Sappi Ltd.                                                                              4,389,645          61,527        .38
South Africa Capital Growth Fund, LP, Class A                                               2,180             941
 (acquired 8/25/95, cost: $1,395,000)(1)(2)
South Africa Capital Growth Fund, LP, Class D                                              13,650           5,891        .04
 (acquired 8/25/95, cost: $8,529,000)(1)(2)
South African Breweries PLC                                                             1,039,638           8,190        .05

South African Private Equity Fund III, LP                                                  30,081          25,831
(acquired 9/23/98, cost: $28,606,000) (1)(3)(4)
South African Private Equity Fund III, LTD                                                    252             252        .16
 (acquired 10/6/00, cost: $196,000)(1)(4)
Standard Bank Group Ltd. (2)                                                            3,152,900           9,753        .06
Xstrata PLC (2)                                                                         1,516,300          19,672        .12

                                                                                                          652,859       4.01



SOUTH KOREA 16.82%
Amkor Technology, Inc. (2)                                                              6,712,100     $    41,749      .26%
Cheil Communications Inc.                                                                  45,400           4,763        .03
GNG Networks, Inc. (2)                                                                  1,286,865           1,071        .01
Hyundai Development Co. (2)                                                             3,193,274          20,393        .12
Hyundai Motor Co.                                                                       2,307,184          69,446
Hyundai Motor Co. (GDR)                                                                 2,535,674          37,680
Hyundai Motor Co., nonvoting preferred (GDR)                                            1,228,683           6,726        .70
Kookmin Bank (ADR)                                                                        339,884          16,705        .10
KorAm Bank (2)                                                                            526,120           4,709        .03
KT Corp. (ADR) (Formerly Korea Telecom Corp.)                                          15,155,018         328,106       2.02
KT Freetel Co., Ltd. (2)                                                                4,574,070         150,819        .93
Kumgang Korea Chemical Co., Ltd.                                                          519,991          50,224        .31
LG Petrochemical Co., Ltd.                                                              1,025,300          10,116        .06
POSCO (formerly Pohang Iron & Steel Co., Ltd.)                                          1,855,255         206,226
POSCO (ADR)                                                                                61,620           1,680       1.28
Samsung Co., Ltd.                                                                       3,470,570          20,806        .13
Samsung Electro-Mechanics Co., Ltd.                                                     1,579,940          76,695        .47
Samsung Electronics Co., Ltd.                                                           2,315,159         634,211
Samsung Electronics Co., Ltd. (GDS)                                                     3,966,015         544,533       7.25
Samsung Fire & Marine Insurance Co., Ltd.                                               2,018,691         124,382        .76
Samsung SDI Co., Ltd.(3)                                                                2,083,236         161,663
Samsung SDI Co., Ltd. (GDR)(3)                                                          1,972,540          34,618       1.21
Samsung Securities Co., Ltd. (2)                                                        1,338,900          38,350        .24
Shinhan Financial Group Co., Ltd.                                                       2,671,010          37,808
Shinhan Financial Group Co., Ltd. (GDR)                                                    13,210             363        .23
SK Telecom Co., Ltd.                                                                      381,160          85,531
SK Telecom Co., Ltd. (ADR)                                                              1,020,990          25,310        .68

                                                                                                        2,734,683      16.82



SRI LANKA 0.00%
National Development Bank of Sri Lanka (2)                                                798,360             -           -



TAIWAN 11.29%
Accton Technology Corp. (2)                                                             2,940,000           5,067        .03
Acer Inc.                                                                               6,360,620           6,597        .04
Advanced Semiconductor Engineering, Inc. (2)(3)                                        76,412,237          52,133
Advanced Semiconductor Engineering, Inc. (ADR) (2)(3)                                  18,532,251          60,230        .69
ASE Test Ltd. (2)                                                                       3,149,100          30,546        .19
Asia Corporate Partners Fund, Class B (acquired                                            39,360           9,188        .06
 3/12/96, cost: $13,178,000) (1)(2)(3)
ASUSTeK Computer Inc.                                                                  14,425,803          43,459
ASUSTeK Computer Inc. (GDR)                                                             2,510,428           7,406        .31
AU Optronics Corp. (2)                                                                 59,608,000          56,285
AU Optronics Corp. (ADS) (2)                                                            4,639,750          38,556        .58
Benq Corp. (formerly Acer Communications                                               17,073,589          27,637        .17
 & Multimedia Inc.)
China Steel Corp.                                                                      87,502,000          45,115        .28
Compal Electronics, Inc. (2)                                                           16,139,718          15,530
Compal Electronics, Inc. (GDS)                                                            112,800             451        .10
Compeq Manufacturing Co., Ltd. (2)                                                      5,127,000     $     4,764      .03%
Delta Electronics, Inc.                                                                19,773,100          26,732        .17
High Tech Computer Corp.                                                                1,453,200           5,010        .03
Hon Hai Precision Industry Co., Ltd.                                                   31,685,800         129,650
Hon Hai Precision Industry Co., Ltd. (GDR)                                              2,778,536          22,784        .94
President Chain Store Corp.                                                            17,116,000          32,067        .20
Primax Electronics Ltd.                                                                 4,107,374           1,754        .01
Procomp Informatics Ltd. (2)                                                            2,149,230           2,216        .01
Quanta Computer Inc.                                                                   14,591,000          41,114        .25
Seres Capital (Cayman) (acquired 3/12/96,                                                       2              54
 cost: $12,000)(1)(3)
Seres Capital (Cayman), nonvoting (acquired                                                     8             271        .00
 3/12/96, cost: $63,000) (1)
Siliconware Precision Industries Co., Ltd. (2)                                         65,819,000          46,168
Siliconware Precision Industries Co., Ltd. (ADR) (2)                                      221,700             765        .29
Taiwan Semiconductor Manufacturing Co. Ltd. (2)                                       440,684,965         898,279
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (2)                                   2,234,452          29,048       5.70
Test-Rite International Co., Ltd.                                                      12,609,000          11,074        .07
United Microelectronics Corp. (2)                                                     132,916,350         159,771        .98
VIA Technologies, Inc.                                                                  1,121,000           2,470        .02
Yageo Corp. (2)                                                                        28,103,000          12,468
Yageo Corp. (GDR) (2)                                                                   4,813,100          10,589        .14

                                                                                                        1,835,248      11.29



THAILAND 1.82%
Advanced Info Service PCL                                                              69,409,900          66,837        .41
Banpu PCL                                                                              14,336,700          13,978        .09
BEC World PCL                                                                           5,800,100          33,510        .21
Charoen Pokphand Feedmill PCL                                                         151,621,100          19,345
Charoen Pokphand Feedmill PCL, warrants,                                               14,104,930           2,213        .13
 expire April 29, 2005 (2)
Dusit Thani PCL                                                                         1,083,366             998        .01
Electricity Generating Authority of Thailand                                            6,108,747           6,066
Electricity Generating Public Company Ltd.,                                             4,376,600           4,320        .06
 nonvoting depositary receipt
PTT Exploration and Production PCL                                                      8,694,100          24,487        .15
Siam Cement Co. Ltd.                                                                      392,700          10,172
Siam Cement Co. Ltd., nonvoting depositary receipt                                      2,600,600          59,474        .43
Siam City Cement PCL                                                                    8,871,024          47,836        .29
Siam Commercial Bank PCL 5.25% convertible                                              9,875,000           6,835        .04
 preferred December 31, 2049 (2)

                                                                                                          296,071       1.82



TURKEY 2.61%
Akbank Turk AS (2)                                                                  5,216,510,801          16,892        .11
Aktas Elektrik Ticaret AS (2)                                                           4,273,718             229        .00
Anadolu Efes Biracilik ve Malt Sanayii AS (2)(3)                                    3,822,846,896          75,243        .46
Eregli Demir ve Celik Fabrikalari TAS (2)                                           1,802,653,641          18,027        .11
Koc Holding AS (2)                                                                     76,489,294             753        .01
Migros Turk TAS(3)                                                                    878,083,033          38,468        .24
Netas, Northern Electric Telekomunikasyon AS                                           18,784,800             280        .00
Petrol Ofisi AS                                                                     1,824,512,598          27,802        .17
Trakya Cam Sanayii AS                                                                 213,013,306     $       460      .00%
Turkcell Iletisim Hizmetleri AS (2)                                                 8,909,509,260          39,598        .24
Turkiye Garanti Bankasi AS (2)                                                     29,430,916,136          36,905        .23
Turkiye Is Bankasi AS, Class C (2)(3)                                              40,515,932,825         105,470        .65
Turkiye Sise ve Cam Fabrikalari AS (2)                                             18,471,207,127          14,660        .09
Yapi ve Kredi Bankasi AS (2)(3)                                                    49,373,134,320          49,373        .30
Yapi ve Kredi Koray AS, Class B (2)(3)                                                302,600,000             394        .00

                                                                                                          424,554       2.61



UKRAINE 0.00%
JKX Oil & Gas PLC (2)                                                                   2,725,995             787        .00

                                                                                                              787        .00



VENEZUELA 0.07%
Cia. Anonima Nacional Telefonos de Venezuela                                              754,089          10,731        .07
 (CANTV), Class D (ADR)



VIETNAM 0.03%
Vietnam Enterprise Investments Ltd., Class C                                            4,392,828           4,832        .03
 (acquired 9/20/01, cost: $4,230,000) (1)(2)(3)



MULTINATIONAL 1.48%
Asia Pacific Resources International Holdings Ltd. (2)                                  3,024,800             299        .00
Capital International Global Emerging Markets Private                                      56,000          44,004        .27
 Equity Fund, LP (acquired 6/30/99,
 cost: $47,705,000)(1)(3)(4)
Datacraft Asia Ltd                                                                      2,478,561           2,974        .02
DiamondWorks Ltd. (2)                                                                     124,300              36        .00
Goldbelt Resources Ltd. (2)                                                                76,637               5        .00
IMPSAT Fiber Networks, Inc. (2)                                                         1,190,150              26        .00
MIH Ltd., Class A (2)                                                                   1,177,365           4,921        .03
New Asia East Investment Fund Ltd., Class A                                               293,600           1,724
 (acquired 5/23/96, cost: $1,759,000)(1)(2)(3)(4)
New Asia East Investment Fund Ltd., Class B                                             4,006,400          23,527        .16
(acquired 5/23/96, cost: $24,015,000)(1)(2)(3)(4)
New Europe East Investment Fund Ltd., Class B                                                 436          29,679        .18
 (acquired 6/4/93, cost: $25,559,000)(1)(2)(3)
Oxus Mining PLC (2)                                                                     7,720,000           1,533        .01
Panamerican Beverages, Inc., Class A (3)                                                7,411,899         105,620        .65
Pan Asia Special Opportunities Fund (Cayman)                                              600,000           5,885        .04
 (acquired 10/18/00, cost: $6,000,000)(1)(2)(3)(4)


                                                                                                          220,233       1.36



MISCELLANEOUS 0.79%
Equity securities in initial period of acquisition                                                        128,520        .79

Total equity securities (cost: $14,887,282,000)                                                        15,686,498      96.48

Emerging Markets Growth Fund
Investment Portfolio, June 30, 2002


                                                                                      Principal            Market   Percent
                                                                                          amount            value    Of net
Bond and notes                                                                             (000)            (000)    assets

ARGENTINA 0.02%
Republic of Argentina:
  7.00%/15.50% December 19, 2008 (5)(6)                                             $      2,000      $       375
  11.00% October 9, 2006 (5)                                                                1,135             221
  11.375% January 30, 2017 (5)                                                              1,230             221
  11.75% April 7, 2009 (5)                                                                  6,940           1,353
  Payment-In-Kind  Bonds:
    12.00% June 19, 2031 (5)                                                                5,877           1,028
    12.25% June 19, 2018 (5)                                                                3,672             597      .02%

                                                                                                            3,795        .02



BRAZIL 0.14%
Federal Republic of Brazil:
  11.00% August 17, 2040                                                                    8,090           4,551
  Capitalization Payment-In-Kind Bond 8.00%                                                22,042          13,997
  April 15, 2014
  Debt Conversion Bond, Series L, 3.125% April 15, 2012 (6)                                 5,680           3,039
  MYDFA Trust 3.0625% September 15, 2007                                                    1,966           1,342
 (acquired 10/2/96, cost: $1,816,000) (1)(6)
  New Money Bond, Series L, 3.125% April 15, 2009 (6)                                         762             477        .14

                                                                                                           23,406        .14



BULGARIA 0.06%
Republic of Bulgaria Front-Loaded Interest Reduction                                       11,260          10,291        .06
 Bond, Series A, 2.8125% July 28, 2012 (6)



DOMINICAN REPUBLIC 0.01%
Dominican Republic 9.50% September 27, 2006                                                 2,305           2,438        .01
 (acquired 9/20/01, cost: $2,309,000)(1)



ECUADOR 0.00%
Republic of Ecuador 5.00% August 15, 2030 (6)                                                 580             281        .00



EGYPT 0.01%
Arab Republic of Egypt 8.75% July 11, 2011                                                  2,000           1,945        .01



INDONESIA 0.09%
APP International Finance Co. BV 11.75% October 1, 2005 (5)                                   700             198        .00
DGS International Finance Co. BV 10.00% June 1, 2007 (5)                                    1,525              34        .00
Indah Kiat Finance Mauritius Ltd.:
  10.00% July 1, 2007 (5)                                                                  46,148          11,883
  11.875% June 15, 2002(7)                                                                  2,950             944        .08
Pindo Deli Finance Mauritius Ltd.:
  10.25% October 1, 2002 (5)                                                                2,035             473
  10.75% October 1, 2007 (5)                                                                3,975             924        .01

                                                                                                           14,456        .09



JAMAICA 0.01%
Jamaican Government Bonds:
  10.625% June 20, 2017                                                                       915             982
  11.625% January 15, 2022                                                                    535             622
  11.75% May 15, 2011                                                                         330             390
  12.75% September 1, 2007                                                                    375             435        .01

                                                                                                            2,429        .01



KAZAKHSTAN 0.01%
Turanalem Finance BV 10.0% May 29, 2007                                             $        875      $       863      .01%
 (acquired 5/17/02, cost: $867,000)(1)



MEXICO 0.24%
Innova, S de RL 12.875% Senior Notes due April 1, 2007                                      1,000             783        .01
Pemex Project Master Trust:
  8.50% February 15, 2008                                                                     875             910
  Class A, 7.875% February 1, 2009                                                          3,250           3,250
 (acquired 1/25/02, cost: $3,234,000) (1)
  Class A, 8.625% February 1, 2022                                                          2,700           2,646        .04
 (acquired 1/25/02, cost: $2,670,000) (1)
United Mexican States Government Bonds:
  7.50% January 14, 2012                                                                    1,380           1,366
  8.125% December 30, 2019                                                                  3,100           3,027
  8.30% August 15, 2031                                                                     9,080           8,853
  8.375% January 14, 2011                                                                   3,250           3,380
  8.625% March 12, 2008                                                                     1,565           1,676
  11.375% September 15, 2016                                                                9,712          11,994        .19

                                                                                                           37,885        .24



NIGERIA 0.02%
Central Bank of Nigeria:
  Par Bond 6.25% November 15, 2020                                                          4,750           3,203
  Warrants 0% November 15, 2020                                                                 5                        .02

                                                                                                            3,203        .02



PANAMA 0.07%
Republic of Panama:
  8.875% September 30, 2027                                                                 5,615           4,955
  9.375% April 1, 2029, with put option,                                                    1,505           1,509
 expires April 1, 2006
  Interest Reduction Bond 4.75% July 17, 2014 (6)                                           5,121           4,315        .07

                                                                                                           10,779        .07



PERU 0.03%
Republic of Peru:
  9.125% February 21, 2012                                                                  3,369           3,059
  9.125% February 21, 2012 (acquired                                                        1,105           1,003        .03
 2/6/02, cost: $1,080,000)(1)

                                                                                                            4,062        .03



PHILIPPINES 0.08%
Republic of Philippines 10.625% March 16, 2025                                             12,690          13,147        .08



POLAND 0.15%
PTC International Finance BV 0%/10.75% July 1, 2007 (8)                                       320             327        .00
Republic of Poland:
  6.00% November 24, 2010                                                              PLN52,300           11,869
  8.50% February 12, 2005                                                                   9,910           2,471
  8.50% October 12, 2005                                                                   36,000           9,020
  Past Due Interest Bond 6.00% October 27, 2014 (6)                                       $1,470            1,483        .15

                                                                                                           25,170        .15



RUSSIAN FEDERATION 0.55%
Russian Federation:
  5.00% March 31, 2030 (6)                                                                 67,025          46,708
  5.00% March 31, 2030 (acquired 8/25/00,                                                  53,855          37,530
 cost: $24,188,000)(1)(6)
  8.25% March 31, 2010 (acquired 8/25/00,                                                   4,559           4,496        .55
 cost: $3,385,000)(1)

                                                                                                           88,734        .55



SOUTH AFRICA 0.02%
European Bank for Reconstruction &                                                     ZAR30,780      $       269      .00%
 Development .0% April 7, 2027 (8)
International Bank for Reconstruction and                                                  30,780             964        .01
 Development .0% May 14, 2012 (8)
Republic of South Africa 13.50% September 15, 2015                                          9,225             999        .01

                                                                                                            2,232        .02



SOUTH KOREA 0.01%
Hanvit Bank 11.75% March 1, 2010 (acquired                                          $      1,525            1,758        .01
 11/20/01, cost $1,619,000)(1)(6)



THAILAND 0.00%
Advance Agro Capital BV 13.00% November 15, 2007                                              735             548        .00



TURKEY 0.08%
Cellco Finance NV:
  12.75% Senior Notes due August 1, 2005                                                      750             639
  15.00% Senior Notes due August 1, 2005                                                    1,020             829        .01
Republic of Turkey 11.875% January 15, 2030                                                12,280          10,515        .07

                                                                                                           11,983        .08



UKRAINE 0.02%
Ukraine Government 11.00% March 15, 2007                                                    3,516           3,577        .02



VENEZUELA 0.06%
Petrozuata Finance, Inc., Series B, 8.22% April 1,                                          1,520           1,022        .01
 2017 (acquired 4/12/02, cost: $1,154,000)(1)
Republic of Venezuela:
  9.25% September 15, 2027                                                                  9,135           5,869
  Debt Conversion Bond 2.875% December 18, 2007 (6)                                         2,750           2,056
  Front-Loaded Interest Reduction Bond, Series B,                                             595             445        .05
 3.3125% March 31, 2007 (6)

                                                                                                            9,392        .06

Total bonds and notes (cost: $253,094,000)                                                                272,374       1.68

Emerging Markets Growth Fund
Investment Portfolio, June 30, 2002


                                                                                       Principal           Market   Percent
                                                                                          amount            value   of net
Short-term securities                                                                      (000)            (000)    assets

Corporate short-term notes 2.14%
AB Spintab 1.77% due 9/13/02                                                               10,200          10,161        .06
American Express Credit Corp. 1.76%-1.97% due 7/1/02                                       36,100          36,098        .22
Asset Securitization Corp. 1.79% due 7/8/02                                                13,800          13,795        .09
Bayerische Hypo-und Vereinsbank AG 1.74% due 7/1/02                                        17,000          16,999        .10
BellSouth Corp. 1.72%-1.73% due 7/1-7/2/02                                                 58,000          57,997        .36
ChevronTexaco Corp. 1.74% due 8/01/02                                                      34,400          34,347        .21
Corporate Asset Funding Co. Inc. 1.77% due 7/1-7/30/02                                     48,200          48,173        .30
FCAR Owner Trust 1.75%-1.77% due 7/1/02                                                    69,000          68,997        .42
Schlumberger Technology Corp. 1.80% due 7/2/02                                              9,498           9,497        .06
Stadshypotek AB 1.78%-1.80% due 7/1-7/15/02                                                40,300          40,287        .25
Triple-A One Funding Corp. 1.78% due 8/1/02                                                12,000          11,981        .07

                                                                                                          348,332       2.14



Federal agency discount notes 0.38%
Fannie Mae 1.75% due 8/28/02                                                              $50,000     $    49,852      .31%
Federal Home Loan Bank Discount Corp. 1.75% due 9/20/02                                    12,400          12,350        .07

                                                                                                           62,202        .38



Non-U.S. currency 0.06%
Taiwanese Dollar                                                                      TWD319,640            9,581        .06



Total short-term securities (cost: $420,401,000)                                                          420,115       2.58

Total investment securities (cost: $15,560,777,000)                                                    16,378,987     100.74

Net unrealized appreciation on foreign currency                                                            30,274        .19
 contracts (9)

Excess of payables over cash and receivables                                                             (151,234)    (0.93)
 (excludes open foreign currency contracts)

Net assets                                                                                            $16,258,027   100.00%


1. Purchased in a private placement transaction; resale to the public may require registration, and no right to demand registration under U.S. law exists. As of June 30, 2002, the total market value and cost of such securities were
   $268,098,000 and $425,826,000, respectively, and the
 market value represented 1.65% of net assets.
2. Non-income-producing securities.
3. This company represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, companies in which the fund owns more than 5% of the outstanding voting securities.
   New Asia East Investment Fund Ltd., New Europe East
 Investment Fund Ltd., and Capital International Global
  Emerging Markets Private Equity Fund, LP are considered affiliates since these companies have the same investment adviser.
4. Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.
5. Security is currently in default.
6. Coupon rate may change periodically.
7. Security is currently in default pending a bond restructuring; no principal payment received on the scheduled maturity date.
8. Represents a zero coupon bond that may convert to a coupon-bearing security at a later date.
9. As of June 30, 2002, the net unrealized foreign currency contracts receivable consists of the following:

Equity securities added to the portfolio since December 31,2001

Accton Technology
Advanced Info Service
Aluminum Corp. of China
Banco Santiago
Banpu
Bharti Tele-Ventures
BR Petrobras Distribuidora
China Merchants Holdings
China National Aviation
China Petroleum & Chemical
China Southern Airlines
CITIC Pacific
Clear Media
Compeq Manufacturing
Delta Electronics
Digital China Holdings
Dr. Reddy's Laboratories
FirstRand
Grupo Aeroportuario del Sureste
Harmony Gold Mining
High Tech Computer
Hong Leong Bank
Impala Platinum Holdings
LG Petrochemical
Maxis Communications
OTP Bank
President Chain Store
PTT Exploration and Production
Quanta Computer
Reliance Petroleum
Sappi
Siam Cement
Sinopec Beijing Yanhua Petrochemical
Standard Bank Group
Surgutneftegaz
Test-Rite International
Usinas Siderurgicas de Minas Gerais
Wimm-Bill-Dann
Xstrata

Equity securities eliminated from the
portfolio since December 31, 2001

African Oxygen
BackWeb Technologies
Bank Leumi le-Israel
Bank SinoPac
BHP Billiton
British American Tobacco
Cadbury India
Cia. de Tecidos Norte de Minas-COTEMINAS
Embratel Participacoes
Haad Thip
Hellenic Telecommunications
Lukinter Finance
Minsur SA-Trabajo
MUSIC Corp.
Nextel Communications
Ranbaxy Laboratories
Rediff.com India
RITEK
Shinsegae
Stet Hellas Telecommunications
StoryFirst Communications

Financial Statements

Statement of assets and liabilities
at June 30, 2002
(dollars in thousands, except per-share data)

Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $12,153,098)                                           $13,294,344
  Affiliated issuers (cost: $3,407,679)                                                3,084,643       $16,378,987
                                                                                        --------
 Cash                                                                                                        1,628
 Collateral for securities loaned at market                                                                 35,338
 Receivables for--
  Sales of investments                                                                    29,304
  Sales of fund shares                                                                    60,382
  Dividends and accrued interest                                                          46,793
  Open forward currency contracts                                                         30,274           166,753
                                                                                        --------          --------
                                                                                                        16,582,706
                                                                                                          --------
Liabilities:
 Non-U.S. taxes payable                                                                                      4,435
 Payable upon return of securities loaned                                                                   35,338
 Payables for--
  Purchases of investments                                                                74,037
  Unfunded capital commitments                                                            45,458
  Redemption of fund shares                                                              155,539
  Open forward currency contracts                                                              0
  Investment advisory fee                                                                  8,394
  Accrued expenses                                                                         1,478           284,906
                                                                                        --------          --------
                                                                                                           324,679
                                                                                                          --------
Net assets at June 30, 2002 --
  Equivalent to $44.80 per share on
  362,879,410 shares of $0.01 par value
  capital stock outstanding (authorized
  capital stock -- 400,000,000 shares)                                                                 $16,258,027
                                                                                                        ==========



 Net assets consist of:
  Capital paid in on shares of capital stock                                                           $18,389,961
  Undistributed net investment income                                                                       18,748
  Accumulated net realized loss                                                                         (2,996,004)
  Net unrealized appreciation                                                                              845,322
                                                                                                          --------

 Net assets at June 30, 2002                                                                           $16,258,027
                                                                                                        ==========



Statement of operations
for the year ended June 30, 2002                                                     (dollars in
                                                                                      thousands)


Investment income:
 Income:
  Dividends                                                                             $273,912
  Interest                                                                                53,256
                                                                                        --------          $327,168
 Expenses:
  Investment advisory fee                                                                100,797
  Custodian fee                                                                           14,252
  Registration statement and prospectus                                                      486
  Auditing and legal fees                                                                    310
  Reports to shareholders                                                                     34
  Taxes other than federal income tax                                                        237
  Directors' fees                                                                            121
  Other expenses                                                                             169           116,406
                                                                                        --------          --------
 Income before non-U.S. taxes                                                                             (116,406)
 Non-U.S. taxes                                                                                                  -

 Net investment income                                                                                     210,762
                                                                                                          --------
Realized loss and unrealized
 appreciation on investments:
 Net realized loss before non-U.S. taxes                                              (1,392,329)
 Non-U.S. taxes                                                                             (406)
                                                                                        --------
  Net realized loss                                                                                     (1,392,735)

 Net unrealized appreciation on investment
  securities                                                                              90,992
 Net change in unrealized appreciation
   on open forward currency contracts                                                     54,403
                                                                                        --------
  Net unrealized appreciation                                                            145,395
  Non-U.S. taxes                                                                           5,743
                                                                                        --------
   Net unrealized appreciation on
    investments                                                                                            151,138
                                                                                                          --------
 Net realized loss and net unrealized
  appreciation on investments                                                                           (1,241,597)
                                                                                                          --------
Net decrease in net assets resulting
 from operations                                                                                       $(1,030,835)
                                                                                                        ==========

Financial Statements

Statement of changes in net assets
(dollars in thousands)

                                                                              Year ended June 30
                                                                                        --------          --------
                                                                                            2002              2001
                                                                                        --------          --------
Operations:
 Net investment income                                                                  $210,762          $236,090
 Net realized loss on investments                                                     (1,392,735)         (858,705)
 Net unrealized appreciation (depreciation)
  on investments                                                                         151,138        (6,204,938)
                                                                                        --------          --------
  Net decrease in net assets
   resulting from operations                                                          (1,030,835)       (6,827,553)
                                                                                        --------          --------
Dividends and distributions paid
 to shareholders:
 Dividends from net
  investment income                                                                     (247,296)         (124,077)
                                                                                        --------          --------
Capital share transactions:
 Proceeds from shares sold:
  32,565,738 and 63,936,985 shares, respectively                                       1,457,154         3,439,276
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends:
  5,033,531 and 2,256,260 shares, respectively                                           226,056           112,565
 Cost of shares repurchased:
  40,501,673 and 30,007,641 shares, respectively                                      (1,780,587)       (1,605,326)
                                                                                        --------          --------

  Net (decrease) increase in net assets
   resulting from capital share
   transactions                                                                          (97,377)        1,946,515
                                                                                        --------          --------
Total decrease in net assets                                                          (1,375,508)       (5,005,115)

Net assets:
 Beginning of year                                                                    17,633,535        22,638,650
                                                                                        --------          --------
 End of year (including undistributed net
  investment income: $18,748 and
  $142,125, respectively)                                                            $16,258,027       $17,633,535
                                                                                      ==========        ==========
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT

ACCOUNTING POLICIES

ORGANIZATION - Emerging Markets Growth Fund,
Inc. (the "fund") is registered under the Investment
Company Act of 1940 as an open-end, interval investment company ("open-end interval fund").
As an open-end interval fund, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures.
Actual results could differ from those estimates.
The following is a summary of the significant accounting policies followed by the fund:

SECURITY VALUATION - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Bonds and notes are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type. Short-term securities with original maturities of one year or less maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board.

SECURITY TRANSACTIONS AND RELATED
INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from securities transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

NON-U.S. CURRENCY TRANSLATION - Assets
and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period.
Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities and other assets and liabilities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments.

UNFUNDED CAPITAL COMMITMENTS - Unfunded
capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

FORWARD CURRENCY CONTRACTS - The fund
may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from its investments.
Upon entering into these contracts, risks may arise from the potential inability of counter-parties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contact is closed or offset by another contract with the same broker for the same settlement date and currency.
2. NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income
is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes.
The fund records an estimated liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended June 30, 2002, non-U.S. taxes paid on realized gains were $406,000. As of June 30, 2002, accrued non-U.S.
taxes on unrealized gains were $2,264,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, withholding taxes reclaimable, sales of non-U.S. bonds and notes, forward contracts and other receivables and payables, on a book basis, were $86,711,000 for the year ended June 30, 2002.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.
Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes.
These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, capital losses related to sales of securities within 30 days of purchase, and unrealized appreciation or depreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The tax character of the distribution paid of $247,296,000 was ordinary income.

As of June 30, 2002, the undistributed net invest-ment income and currency losses on a tax basis were $88,418,000.

Short-term and long-term capital loss deferrals realized during the period November 1, 2001 through June 30, 2002 were $560,423,000. As of June 30, 2002, the fund had available a capital loss carryforward of $2,374,509,000 expiring
2007 through 2010. The capital loss carryforward will be used to offset any capital gains realized by the fund in subsequent years through the expiration date. The fund will not make distributions from capi-tal gains while a capital loss carryforward remains.
During the year ended June 30, 2002, the fund reclassified $86,843,000 from undistributed net investment income to additional paid-in capital and $86,715,000 from additional paid-in capital to undistributed net realized losses as a result of permanent differences between book and tax.
As of June 30, 2002, the cost of investment securities, excluding forward currency contracts, and cash denominated in non-U.S. currencies for federal income tax reporting purposes was $15,655,948,000. Net unrealized appreciation on investments, excluding forward currency contracts, aggregated $720,775,000, net of accumulated deferred taxes totaling $2,264,000, of which $4,287,092,000 related to appreciated securities and $3,566,317,000 related to depreciated securities.

4. FEES AND TRANSACTIONS WITH
RELATED PARTIES

INVESTMENT ADVISORY FEE - The Investment
Advisory and Service Agreement with Capital
International, Inc. ("CII") provides for monthly management service fees, accrued weekly. CII is wholly owned by Capital Group International, Inc., which is a wholly owned indirect subsidiary of The
Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion;
0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion;
0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion;
0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion;
0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion.

TRANSFER AGENT FEE - The fund has an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. AFS is a wholly owned indirect subsidiary of The Capital Group
Companies, Inc. Under this agreement, the fund compensates AFS for transfer agency services including shareholder recordkeeping, communica-tions and transaction processing. Transfer agent fees were $5,000 for the year ended June 30,2002.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1998, Directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation.
These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.
Directors' fees for the year ended June 30, 2002 were $121,000, representing $136,000 in current fees (either paid in cash or deferred), offset by a $15,000 net decrease in the value of deferred compensation amounts. As of June 30, 2002, the cumulative amount of these liabilities was $270,000. This amount is included with accrued expenses.

5. RESTRICTED SECURITIES
The fund has invested in certain securities for which resale may be limited (for example, in the U.S., to qualified institutional buyers) or which are otherwise restricted. These securities are identified in the investment portfolio. As of June 30, 2002, the total value of restricted securities was $268,098,000, which represents 1.65% of the net assets of the fund.

6. INVESTMENT TRANSACTIONS AND

OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of
$4,671,507,000 and $4,217,510,000, respectively,
during the year ended June 30, 2002.
The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended June 30, 2002, the custodian fee of $14,252,000 is reported net of a $77,000 reduction.

The fund has an agreement with its custodian which allows the custodian to lend eligible securities held by the fund to third parties. The agreement provides for the custodian to maintain an adequate level of collateral from the third party, which initially will be in an amount at least equal to 102% and 105% of the market value of the loaned U.S. and non-U.S.
securities, respectively. The collateral is limited to U.S. dollar cash which is invested in a separate account managed by the custodian in accordance with fund-specified guidelines as to permissible investments. As of June 30, 2002, the fund loaned securities with a market value of approximately
$35,236,000 and held collateral of $35,338,000 for such loans. The fund earned $397,000 for the year ended June 30, 2002 in connection with securities lending activities. This amount is included in interest income.


                                                                  Contract       Amount       U.S. Valuation         at 6/30/2002
                                                                                                                       Unrealized
                                                                                                                   (depreciation)
                                                                  Non-U.S.         U.S.               Amount         appreciation
                                                                     (000)        (000)                (000)                (000)

Sales:
Korean Won expiring 7/23/02                                  KRW12,262,752       $9,234               $10,172               ($938)
Mexican Peso expiring 7/11/02-5/28/03                         MXN5,977,319      608,648               575,303              33,345
Thai Baht expiring 9/25/02-1/22/03                            THB1,490,067       33,688                35,821              (2,133)

Foreign currency contracts ---net...                                                                                      $30,274

BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS

Name                           Year first       Principal occupation(s) during the past five years
                               elected a
                               Director of
                               the fund/1/

R. MICHAEL BARTH               1988             Chief Executive Officer, F.M.O.,

                                                The Netherlands Development

                                                Finance Company

COLLETTE D. CHILTON            1999             President and Chief Investment Officer,

                                                Lucent Technologies, Inc.

KHALIL FOULATHI                1996             Executive Director, Abu Dhabi

                                                Investment Authority

BEVERLY L. HAMILTON            1991             Investment Management Adviser;

                                                former President, ARCO Investment

                                                Management Company

DAVID F. HOLSTEIN              2001             Managing Director, Global Equities,

                                                General Motors Investment

                                                Management Corp.

RAYMOND KANNER                 1997             Director, Global Equity Investments,

                                                IBM Retirement Funds

HELMUT MADER                   1992             Former Director, Deutsche Bank AG

WILLIAM ROBINSON               1986             Director, Deutsche Asset
                                                Management Australia Limited

GERRIT RUSSELMAN               2001             Director, Equities, Pensioenfonds PGGM

AJE K. SAIGAL                  2000             Chief Investment Officer, Global

                                                Equities, Government of Singapore

                                                Investment Corp. Pte. Ltd.

NESTOR V. SANTIAGO             2001             Vice President and Chief Investment
                                                Officer,

                                                Howard Hughes Medical Institute



"NON-INTERESTED" DIRECTORS         Number of boards     Other directorships/3/
Name                               within the fund      held by Director
                                   complex/2/ on which
                                   Director serves

R. MICHAEL BARTH                   1                    None

COLLETTE D. CHILTON                                     None

KHALIL FOULATHI                    1                    Thuraya Telecommunications Company

BEVERLY L. HAMILTON                                     MassMutual Services and
                                                        InstitutionalFunds; Oppenheimer Funds

DAVID F. HOLSTEIN                  1                    None

RAYMOND KANNER                     1                    None

HELMUT MADER                       1                    None

WILLIAM ROBINSON                   1                    Southern Mining Corporation

GERRIT RUSSELMAN                   1                    Industri Kapital Ltd.

AJE K. SAIGAL                      1                    None

NESTOR V. SANTIAGO                 1                    TIAA-CREF College Retirement Equities
                                                        Fund, TIAA-CREF Mutual Funds, TIAA-
                                                        CREF Institutional Mutual Funds, TIAA-
                                                        CREF Life Funds, TIAA Separate Account
                                                        VA-1




"INTERESTED" DIRECTORS/4/

Name and position with fund          Year first elected       Principal occupation(s) during
                                     a Director or            the past five years and
                                     officer of the           positions held with
                                     fund/1/                  affiliated entities or
                                                              the principal underwriter
                                                              of the fund

WALTER P. STERN                      1991                     Chairman of the Board,

Chairman of the Board                                         Capital International, Inc.

David I. Fisher                      1986                     Chairman of the Board,

Vice Chairman of the Board                                    Capital Group International, Inc.

NANCY ENGLANDER                      1991                     Senior Vice President,

President                                                     Capital International, Inc.

SHAW B. WAGENER                      1997                     President and Director,

Executive Vice President                                      Capital International, Inc.



"INTERESTED" DIRECTORS/4/                     Number of boards                 Other directorships/3/
Name and position with fund                   within the fund                  held by Director
                                              complex/2/ on which
                                              Director serves

Walter P. Stern                               1                                None

Chairman of the Board

David I. Fisher                               1                                None

Vice Chairman of the Board

Nancy Englander                               1                                None

President

Shaw B. Wagener                               1                                None

Executive Vice President




The Statement of Additional Information includes additional information about fund Directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Directors and officers of the fund is 11100 Santa Monica Boulevard, Los Angeles, CA 90025, attention: Fund Secretary.
Other officers

Name and position with fund        Year first       Principal occupation(s) during the
                                   elected an       past five years and positions held with
                                   officer of       affiliated entities or the
                                   the              principal underwriter of the fund
                                   fund/1/

Roberta A. Conroy                  1991             Senior Vice President, Senior Counsel and Director,

Senior Vice President                               Capital Guardian Trust Company/5/

Hartmut Giesecke                   1993             Chairman of the Board and Director, Capital

Senior Vice President                               International K.K./5/

                                                    Senior Vice President and Director, Capital
                                                    International, Inc.

Victor D. Kohn                     1996             Senior Vice President and Director, Capital

Senior Vice President                               International, Inc.

Nancy J. Kyle                      1996             Senior Vice President and Director, Capital Guardian

Senior Vice President                               Trust Company/5/

Michael A. Felix                   1993             Senior Vice President, Capital International, Inc.

Vice President and Treasurer

Peter C. Kelly                     1996             Senior Vice President, Senior Counsel and Director,

Vice President                                      Capital International, Inc.

Robert H. Neithart                 2000             Executive Vice President and Research Director

Vice President                                      of Emerging Markets, and Director, Capital
                                                    International Research, Inc./5/

Abbe G. Shapiro                    1997             Vice President, Capital International, Inc.

Vice President

Lisa B. Thompson                   2000             Vice President and Research Director of Emerging

Vice President                                      Markets, and Director, Capital International
                                                    Research, Inc./5/

Vincent P. Corti                   1986             Vice President - Fund Business Management

Secretary                                           Group, Capital Research and Management Company/5/

Valerie Y. Lewis                   1999             Fund Compliance Specialist,

Assistant Secretary                                 Capital Research and Management Company/5/

Jeanne M. Nakagama                 2000             Vice President, Capital International, Inc.

Assistant Treasurer

Lee K. Yamauchi                    2000             Vice President, Capital International, Inc.

Assistant Treasurer


/1/ Directors and officers of the fund serve until their resignation, removal or retirement.
/2/ Capital International, Inc. ("CII") serves as investment adviser for Emerging Markets Growth Fund, Inc., an open-end "interval" fund, and does not act as investment adviser for other registered investment companies.
/3/ This includes all directorships (other than those in Emerging Markets Growth Fund, Inc.) that are held by each Director as a director of a public company or a registered investment company.
/4/ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital International, Inc. or affiliated entities.
/5/ Company affiliated with Capital International, Inc.


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL INTERNATIONAL, INC.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025-3302

135 South State College Boulevard
Brea, California 92821-5823

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071-3405

COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

This report is for the information of shareholders of Emerging Markets Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Printed in USA TAG/WS/CG/5748
(c) 2002 Emerging Markets Growth Fund, Inc.
Lit. No. EMGF-011-0802(NLS)